      As filed with the Securities and Exchange Commission on June 30, 2000

                                                      REGISTRATION NO. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933



                          GELTEX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                                                   04-3136767
(State or other jurisdiction of incorporation)                               (I.R.S. Employer Identification No.)

         153 SECOND AVENUE, WALTHAM, MASSACHUSETTS 02451 (781) 290-5888 (Address and telephone number of registrant's principal executive offices)



                        1995 EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plan)

              MARK SKALETSKY, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          GelTex Pharmaceuticals, Inc.
                                153 Second Avenue
                          Waltham, Massachusetts 02451
                                 (781) 290-5888
            (Name, address and telephone number of agent for service)

                                 with copies to:

                           LYNNETTE C. FALLON, ESQUIRE
                               Palmer & Dodge LLP
                                One Beacon Street
                           Boston, Massachusetts 02108
                                 (617) 573-0100



                         CALCULATION OF REGISTRATION FEE

Title of each class of securities      Amount to be       Proposed maximum     Proposed maximum        Amount of
         to be registered               registered       offering price per   aggregate offering    registration fee
                                                             share (1)             price (1)
----------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value      50,000 shares (2)         $19.53125            $976,562.50           $257.81

----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

(1) Estimated solely for the purpose of determining the registration fee and computed pursuant to Rule 457(h) based upon the average of the high and low sale prices on June 26, 2000 as reported by the Nasdaq National Market.
(2) This Registration Statement registers an additional 50,000 shares under the 1995 Employee Stock Purchase Plan, under which 50,000 shares have been previously registered (SEC File No. 333-0864).

   STATEMENT REGARDING INCORPORATION BY REFERENCE FROM EFFECTIVE REGISTRATION
                                   STATEMENT.

     Pursuant to Instruction E to Form S-8, the contents of the Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on February 1, 1996 (File No. 333-0864) relating to the registration of 50,000 additional shares of the Registrant's Common Stock, $0.01 par value per share (the "Common Stock") authorized for issuance under the Registrant's 1995 Employee Stock Purchase Plan (the "Plan") are incorporated by reference in their entirety in this Registration Statement, except as to the items set forth below. This Registration Statement provides for the registration of an additional 50,000 shares of the Registrant's Common Stock to be issued under the Plan.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 8.  EXHIBITS.

         See Exhibit Index on page 4.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, State of Massachusetts, on this 29th day of June 2000.

                                           GELTEX PHARMACEUTICALS, INC.


                                           By: /s/ Mark Skaletsky
                                               ------------------
                                               Mark Skaletsky
                                               President

                                POWER OF ATTORNEY

     We, the undersigned officers and directors of GelTex Pharmaceuticals, Inc. hereby severally constitute and appoint Mark Skaletsky and Joann Nestor, and each of them singly, our true and lawful attorneys-in-fact, with full power to them in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8 including any post-effective amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

         SIGNATURE                          TITLE                                                DATE


/s/ Mark Skaletsky                          President (Principal Executive Officer)              June 29, 2000
------------------------------------        and Director
Mark Skaletsky


/s/ Paul J. Mellett, Jr.                    Vice President Administration and Finance            June 29, 2000
------------------------------------        (Principal Financial and Accounting Officer)
Paul J. Mellett, Jr.


/s/ Robert J. Carpenter                     Director                                             June 29, 2000
------------------------------------
Robert J. Carpenter


                                            Director                                             June __, 2000
------------------------------------
J. Richard Crout


/s/ Henri A. Termeer                        Director                                             June 29, 2000
------------------------------------
Henri A. Termeer


/s/ Jesse Treu                              Director                                             June 29, 2000
------------------------------------
Jesse Treu


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


                                  EXHIBIT INDEX

Exhibit No.                                     Description
-----------                                     -----------

4.1            Restated Certificate of Incorporation of Registrant, dated June 4, 1996.  Filed as Exhibit 3.1 to Registrant's Registration Statement on Form S-3 (No. 333-45151) and incorporated herein by reference.

4.2            Amended and Restated By-Laws of Registrant Filed as Exhibit 3.3 to Registrant's
               Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference.

4.3            Specimen certificate for shares of common stock of Registrant  Filed as Exhibit 4.1 to
               Registrant's Registration Statement on Form S-1 (File No. 33-97322) and incorporated herein by reference.

4.4            Rights Agreement dated as of March 1, 1996, between Registrant and American Stock Transfer and
               Trust Company.  Filed as Exhibit 1 to Registrant's Registration Statement on Form 8-A dated
               March 1, 1996 and incorporated herein by reference.

4.5            First Amendment to Rights Agreement between Registrant and American Stock Transfer and Trust
               Company, dated as of July 29, 1997.  Filed as Exhibit 4.3 to Registrant's Quarterly Report on
               From 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference.

4.6            Amended and Restated Facility One Term Note issued by Registrant to Fleet National Bank, dated as of May 21, 1997.  Filed as Exhibit 4.1 to Registrant's Quarterly Report on Form 10-Q for the
               quarter ended June 30, 1998 and incorporated herein by reference.

4.7            Security Agreement (Equipment) between Registrant and Fleet National Bank, dated May 21, 1997.
               Filed as Exhibit 4.4 to Registrant's Registration Statement on From S-3 (No. 333-45151) and
               incorporated herein by reference.

4.8            Letter Agreement between Registrant and Fleet National Bank, dated May 21, 1997.  Filed as
               Exhibit 4.5 to Registrant's Registration Statement on Form S-3 (No. 333-45151) and incorporated herein by reference.

4.9            Promissory Note, dated October 31, 1997, issued by Registrant to Fleet National Bank.  Filed as
               Exhibit 4.6 to Registrant's Registration Statement on Form S-3 (No. 333-45151) and incorporated herein by reference.

4.10           Loan Modification Agreement between Registrant and Fleet National Bank, dated October 31, 1997.
               Filed as Exhibit 4.7 to Registrant's Registration Statement on From S-3 (No. 333-45151) and
               incorporated herein by reference.

4.11           Second Loan Modification Agreement between Registrant and Fleet National Bank, dated as of June
               30, 1998.  Filed as Exhibit 4.2 to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 and incorporated herein by reference.

4.12           Letter Agreement between Registrant and Fleet National Bank dated October 4, 1999.  Filed as
               Exhibit 4.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30,
               1999 and incorporated herein by reference.

4.13           Promissory Note, dated October 4, 1999 issued by Registrant to Fleet National Bank.
               Filed as Exhibit 4.2 to Registrant's Quarterly Report on Form 10-Q for the quarter ended
               September 30, 1999 and incorporated herein by reference.

5              Opinion of Palmer & Dodge LLP as to the legality of the securities registered hereunder.

23.1           Consent of Ernst & Young LLP, independent auditors.

23.2           Consent of PricewaterhouseCoopers LLP, independent accountants.

23.3           Consent of Palmer & Dodge LLP (contained in opinion filed as Exhibit 5 hereto).

24             Power of Attorney (set forth on the signature page of this Registration Statement).

99.1           Registrant's 1995 Employee Stock Purchase Plan.


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